UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2021
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Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (917) 671-9198

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 7, 2021, Peloton Interactive, Inc. (the “Company”) held its virtual 2021 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively online via live webcast. The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 25, 2021 (the “Proxy Statement”). There were 219,403,903 shares of Class A Common Stock and 27,223,017 shares of Class B Common Stock present at the Annual Meeting in person, online or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, each share of Class A common stock represented one vote and each share of Class B common stock represented twenty votes.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect two Class II directors, each of whom is currently serving on the Company’s board of directors, each to serve a three-year term expiring at the 2024 annual meeting of stockholders and until their successor has been elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.
2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.
3.To approve, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers for the fiscal year ended June 30, 2021 as disclosed in the Proxy Statement.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jon Callaghan	671,599,187	51,630,605	40,634,451
Jay Hoag	644,352,867	78,876,925	40,634,451

Each of the two nominees for director was elected to serve until the 2024 annual meeting of stockholders and until their successor has been elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
763,188,468	480,525	195,250

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. There were no broker non-votes on this matter.

Proposal 3: Advisory Approval of the Compensation of the Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
602,911,129	120,065,521	253,142	40,634,451

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended June 30, 2021 as disclosed in the Proxy Statement.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: December 9, 2021	By:	/s/ Hisao Kushi
Hisao Kushi
Chief Legal and Culture Officer and Secretary